International Barrier Technology Acquires All of Pyrotite Corporation’s Interest in IPOSB Technology

Agreement Transfers Pyrotite’s Rights Regarding Integrally Treated Oriented Strand Board to International Barrier Corporation

WATKINS, MN – July 7, 2010 – International Barrier Technology, Inc. (OTCBB: IBTGF; TSXV: IBH), a developer, manufacturer, and marketer of proprietary fire-resistant building materials, announces that it has acquired from Pyrotite Corporation of Seattle all of Pyrotite’s interest in its Integrally Treated Oriented Strand Board (IPOSB) technology.

In 1994, the parties had entered into a technology purchase and sale agreement whereby, among other things, Pyrotite retained the rights to the IPOSB technology subject to the obligation to make certain revenue sharing payments to Barrier. The new agreement with Pyrotite terminates Pyrotite’s rights with respect to the IPOSB technology and transfers them to the company.

IPOSB technology refers to the process of creating fire-resistant OSB panels by introducing the substances that create fire resistance (Pyrotite™) into the raw fiber mix during the OSB material blending process. In so doing, the fire resistive properties are distributed throughout the entire panel and not just located on the surface of the OSB panel. OSB panels produced in this manner are considered to be integrally treated OSB

(IPOSB) panels.

Dr. Michael Huddy, President and CEO of International Barrier Technology, Inc., stated, “This acquisition represents a key step forward as we look to grow our business and refine our technology. The Company intends to leverage its existing relationships with OSB producers in order to assess interest in developing markets for this product as well as developing the manufacturing capability to produce it in an operational setting.”

About International Barrier Technology, Inc.

International Barrier Technology Inc. (OTCBB: IBTGF; TSXV: IBH) develops, manufactures, and markets proprietary fire-resistant building materials branded as LP® FlameBlock™ Fire-Rated OSB Sheathing and Mule-Hide FR Deck Panel. Barrier's award-winning fire-resistant wood panels use a patented, non-toxic, non-combustible coating with an extraordinary capability: it releases water in the heat of fire. The panels exceed "model" building code requirements in every targeted fire test and application, and are unique in combining properties that increase panel strength and minimize environmental and human impact.

Barrier's family of products provides customers a premium material choice meeting an increasingly challenging combination of requirements in residential and commercial building construction.  For more information please visit www.intlbarrier.com.

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Contact:

Melissa McElwee

Investor Relations Manager or

Michael D. Huddy

President, CEO

International Barrier Technology Inc.

1-866-735-3519

ir@intlbarrier.com

The Investor Relations Group

212-825-3210

Adam Holdsworth or Jason Strominger (Investor Relations)

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